================================================================================
TO THE STOCKHOLDERS

The possibility that the Federal Reserve Board would increase the federal funds rate provoked an upward trend in yields, reducing the prices of municipal securities in the first quarter of 1997. Seligman Select Municipal Fund's net asset value, therefore, declined in the quarter. On a market price basis, however, the Fund had a solid quarter. The Fund's investment results for Common Stockholders appear on page 5.

     In the first quarter, the economy continued its expansion without provoking a significant increase in inflationary pressures. Nonetheless, on March 25, the Fed increased the fed funds rate -- the interest rate charged for interbank loans -- from 5.25% to 5.50%, due to concerns that strong consumer demand could be enough to fuel higher levels of inflation in the near future.

     The near-term result of the Fed's action has been an increase in the yields of fixed-income securities regardless of maturities. The Bond Buyer 20-Bond General Obligation Index, a benchmark for the municipal market, moved slightly higher over the course of the quarter, from 5.66% on December 31, 1996, to 5.81% on March 31, 1997.

     The current uncertainty about the direction of the economy has caused bearish sentiment in the municipal bond market, and market participants remain alert for any signs of a resurgence in inflation, which could prompt another Fed move. Nevertheless, municipal securities continue to outperform other fixed-income investments.

     The financial markets may remain unsettled in the short term until the effect of the Fed's action on the economy becomes clearer. However, economic fundamentals remain encouraging, and we believe that the municipal bond market will stabilize over time, while continuing to provide investors with attractive taxable-equivalent yields.

     Seligman Select Municipal Fund's Annual Meeting will be held on Thursday, May 15, 1997, at 9:00 a.m. in the Harborview Ballroom at the World Trade Center Boston, 164 Northern Avenue, Boston, MA 02210. We encourage those Stockholders who are able to attend to do so.

     On a final note, we have regretfully accepted Fred E. Brown's decision to formally retire from your Fund's Board of Directors. Mr. Brown has been elected Director Emeritus of the Board, and Seligman Select Municipal Fund will still be able to benefit from his invaluable advice and counsel. Mr. Brown, who was Chairman and CEO of J. & W. Seligman & Co. from 1965 to 1988, and joined your Fund's Board in 1989, has served with unparalleled dedication for nearly 60 years.

     A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter.

     We thank you for your continued interest in Seligman Select Municipal Fund, and look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,

/s/ William C. Morris
----------------------------
William C. Morris
Chairman
                                                      /s/ Thomas G. Moles
                                                      --------------------------
                                                                 Thomas G. Moles
                                                                       President
May 2, 1997

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

            [PHOTO]

Seligman Municipals Team: (from left) Audrey Kuchtyak, Theresa Barion,
Debra McGuinness, (seated) Eileen Comerford, Thomas G. Moles (Portfolio Manager)

What economic and market factors affected Seligman Select Municipal Fund in its first quarter?

"Year-to-date, the municipal bond market has outperformed other fixed-income markets, due largely to an imbalance in supply and demand. The outstanding supply of municipal bonds decreased due to a rise in the volume of bond calls and redemptions, while positive municipal fundamentals moderately improved investor demand. During the month of March, however, long-term municipal yields began to rise due to an increase in economic growth and the Federal Reserve Board's resulting attempt to contain it by raising the federal funds rate. Overall, the higher-yield environment caused a modest decline in the Fund's net asset value for the quarter. Nonetheless, the continued health of the US economy has helped improve the financial status of many municipal issuers, including issues held by the Fund. If the economy remains on track, this trend could continue."

What was your investment strategy?

"During the past six months, our outlook for the municipal market remained positive. Investment strategy was based on the assumption that long-term yields would continue to fluctuate within a narrow range. In this environment, the Fund's performance was primarily due to coupon income rather than price appreciation. Therefore, portfolio purchases were concentrated in current coupon bonds, in an effort to maximize coupon returns in the expected absence of price appreciation.

  "We believe that the rise in yields seen in March will be short-lived, and we view the current market environment as a buying opportunity. We have been committing cash, where appropriate, to the purchase of longer-term, quality municipal bonds. While rising interest rates generally have a negative impact on municipal bond prices and on the Fund's performance, opportunities to enhance returns exist in all markets. Through active professional management, we are able to identify undervalued or improving situations that can benefit the portfolio, regardless of the direction of interest rates."

What is your outlook?

"The fixed-income markets may remain unsettled in the near term until investors become satisfied that the Fed has achieved its objectives. Ultimately, we anticipate that confidence in the market will be restored, and that long-term municipal yields will settle back into a narrow trading range. Additionally, new issue volume in the municipal market is not expected to vary significantly from last year, and this predictable supply of bonds should add stability to the marketplace. We are confident that Seligman Select Municipal Fund will continue to play an important role in helping investors meet their long-term financial goals."


===================================================================================================================================
PORTFOLIO OF INVESTMENTS (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                                   Face                                                               Ratings
State                             Amount                      Municipal Bonds                       Moody's/S&P        Market Value
-----------------------------------------------------------------------------------------------------------------------------------
Alaska -- 7.6%                 $10,000,000    Alaska Housing Finance Corp. (Collateralized
                                                Home Mortgage Rev.), 7.65% due 6/1/2024 ............   Aaa/AAA         $ 10,505,500
                                 7,500,000    Valdez Marine Terminal Rev. (BP Pipelines Inc.
                                                Project), 5.65% due 12/1/2028 ......................   Aa2/AA             7,038,525
California -- 11.0%              9,130,000    California Pollution Control Financing Authority
                                                Sewage and Solid Waste Disposal Facilities
                                                Rev. (Anheuser-Busch Project), 5 3/4% due
                                                12/1/2030* .........................................   A1/AA-             8,781,599
                                10,000,000    San Francisco City and County Airports Commission
                                                (San Francisco International Airport Rev.), 6.30%
                                                due 5/1/2025* ......................................   Aaa/AAA           10,247,200
                                 6,000,000    San Joaquin Hills Transportation Corridor Agency
                                                Senior Lien Toll Road Rev. (Orange County),
                                                6 3/4% due 1/1/2032 ................................   NR/NR              6,241,020
Delaware -- 3.1%                 6,500,000    Delaware Economic Development Authority
                                                Exempt Facilities Rev. (Delmarva Power and
                                                Light Co. Project), 7.60% due 3/1/2020* ............   Aaa/AAA            7,047,105
District of Columbia --  3.5%    7,500,000    District of Columbia GOs, 7 1/2% due 6/1/2009 ........   Aaa/AAA            8,108,100
Florida -- 6.0%                  5,700,000    Brevard County Utility Rev., 7 3/8% due 3/1/2014 .....   Aaa/AAA            5,991,042
                                   775,000    Brevard County Utility Rev., 7 3/8% due 3/1/2014 .....   Aaa/AAA              809,271
                                 2,455,000    Florida Housing Finance Agency (Home Ownership
                                                Rev.), 7.90% due 3/1/2022* .........................   Aaa/NR             2,577,799
                                 4,290,000    Orange County Housing Finance Authority
                                                (Mortgage Rev.), 7.80% due 10/1/2022* ..............   Aaa/NR             4,518,314
Illinois -- 2.4%                 5,000,000    Chicago O'Hare International Airport International
                                                Terminal Special Rev., 7 5/8% due 1/1/2010* ........   Aaa/AAA            5,421,400
Indiana -- 2.4%                  5,000,000    Indiana Employment Development Commission
                                                Environmental Rev. (Public Service Company of
                                                Indiana Inc.), 7 1/2% due 3/15/2015* ...............   Aaa/AAA            5,431,500
Louisiana -- 5.1%               10,000,000    Louisiana Public Facilities Authority Hospital Rev.
                                                (Southern Baptist Hospitals, Inc. Project), 8%
                                                due 5/15/2012 ......................................   NR/AAA            11,715,400
Massachusetts -- 4.7%            5,370,000    Massachusetts Housing Finance Agency (Multi-
                                                Family Residential Development Rev.), 7.65%
                                                due 2/1/2028* ......................................   Aaa/AAA            5,614,872
                                 5,500,000    Massachusetts Bay Transportation Authority General
                                                Transportation System Rev., 5 5/8% due 3/1/2026 ....   Aaa/AAA            5,276,315
Nebraska -- 1.3%                 2,920,000    Nebraska Investment Finance Authority (Single
                                                Family Mortgage Rev.), 8 1/8% due 8/15/2038* .......   Aaa/AAA            3,040,625
Nevada -- 3.3%                   7,000,000    Clark County Industrial Development Rev. (Nevada
                                                Power Company Project), 7.80% due 6/1/2020* ........   Aaa/AAA            7,697,340
New Hampshire -- 3.3%            6,950,000    New Hampshire State Industrial Development
                                                Authority Pollution Control Rev. (The
                                                Connecticut Light and Power Company
                                                Project), 7 3/8% due 12/1/2019* ....................   Aaa/AAA            7,503,915
New Jersey -- 2.2%               2,000,000    New Jersey Educational Facilities Authority Rev.
                                                (Princeton University), 6% due 7/1/2024 ............   Aaa/AAA            2,013,780
                                 2,810,000    New Jersey Housing & Mortgage Finance Agency
                                                (Home Buyer Rev.), 7.70% due 10/1/2029* ............   Aaa/AAA            2,940,862
--------------------------
See footnote on page 4.


===================================================================================================================================
                                                                                                                      March 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
                                   Face                                                               Ratings
State                             Amount                      Municipal Bonds                       Moody's/S&P        Market Value
-----------------------------------------------------------------------------------------------------------------------------------
New York -- 8.7%               10,000,000    New York State Energy Research & Development
                                               Authority Electric Facilities Rev. (Consolidated
                                               Edison Co. NY Inc. Project), 6.10% due 8/15/2020 ....   Aaa/AAA         $ 10,112,800
                               10,000,000    New York State Thruway Authority General Rev.,
                                               6% due 1/1/2025 .....................................   Aaa/AAA           10,035,500
Ohio -- 4.9%                    6,000,000    Cleveland Waterworks Improvement First Mortgage
                                               Rev., 5 3/4% due 1/1/2021 ...........................   Aaa/AAA            5,922,900
                                5,205,000    Ohio Housing Finance Agency (Single Family
                                               Mortgage Rev.), 7.65% due 3/1/2029* .................   NR/AAA             5,472,537
Pennsylvania -- 6.8%            2,500,000    Allegheny County Airport Rev. (Greater Pittsburgh
                                               International Airport), 6.80% due 1/1/2010* .........   Aaa/AAA            2,674,775
                                3,000,000    Lehigh County Industrial Development Authority
                                               Pollution Control Rev. (Pennsylvania Power &
                                               Light Company Project), 6.15% due 8/1/2029 ..........   Aaa/AAA            3,043,200
                               10,000,000    Philadelphia Airport Rev., 6.10% due 6/15/2025* .......   Aaa/AAA            9,998,900
Tennessee -- 3.7%               8,000,000    Humphreys County Industrial Development Board
                                               Solid Waste Disposal Rev. (E.I. du Pont de
                                               Nemours & Co. Project), 6.70% due 5/1/2024* .........   Aa3/AA-            8,508,160
Texas -- 4.4%                   5,000,000    Lower Neches Valley Authority Industrial
                                               Development Corp. Sewer Facilities Rev. (Mobil
                                               Oil Refining Corp. Project), 6.40% due 3/1/2030* ....   Aa2/AA             5,140,750
                                5,000,000    Matagorda County Navigation District No. 1
                                               Pollution Control Rev. (Central Power and Light
                                               Co. Project), 6 1/8% due 5/1/2030* ..................   Aaa/AAA            5,013,650
Virginia -- 1.3%                3,000,000    Fairfax County Water Authority Water Rev., 6% due
                                               4/1/2022 ............................................   Aa/AA-             3,033,270
Washington -- 12.7%             4,795,000    Chelan County Public Utility District No. 001
                                               (Chelan Hydro Consolidated System Rev.), 6 1/4%
                                               due 7/1/2017* .......................................   Aaa/AAA            4,918,327
                                5,000,000    Chelan County Public Utility District No. 001
                                               (Chelan Hydro Consolidated System Rev.), 6.35%
                                               due 7/1/2028* .......................................   Aaa/AAA            5,167,250
                                2,000,000    Grant County Public Utility District No. 002 (Priest
                                               Rapids Hydroelectric Development Rev.), 7.70%
                                               due 1/1/2018* .......................................   Aa3/A+             2,128,700
                                6,180,000    Grant County Public Utility District No. 2 (Priest
                                               Rapids Hydroelectric Development Rev.), 5 7/8%
                                               due 1/1/2031* .......................................   Aaa/AAA            6,008,011
                               10,000,000    King County Sewer GOs, 6 1/8% due 1/1/2033 ............   Aaa/AAA           10,065,500
                                1,000,000    Spokane Regional Solid Waste Management System
                                               Rev., 7 3/4% due 1/1/2011* ..........................   Aaa/AAA            1,066,200
                                                                                                                        ------------
TOTAL MUNICIPAL BONDS (COST $219,882,826)-- 98.4%..............................................................         226,831,914
SHORT-TERM HOLDINGS (COST $3,600,000)-- 1.5%...................................................................           3,600,000
OTHER ASSETS LESS LIABILITIES-- 0.1%...........................................................................             153,391
                                                                                                                       ------------
NET INVESTMENT ASSETS-- 100.0%.................................................................................        $230,585,305
                                                                                                                       ============
---------------------
* Interest income earned from this security is subject to the federal alternative minimum tax.

Note: Investments in municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.


================================================================================
INVESTMENT RESULTS PER COMMON SHARE

--------------------------------------------------------------------------------

TOTAL RETURNS*
For Periods Ended March 31, 1997

                                                         Average Annual
                                               --------------------------------
                                                                        Since
                                Three           One         Five      Inception
                               Months          Year         Years      2/15/90
                               -------        -------      -------     -------

      Market Price              2.78%          8.61%        8.87%       8.37%

      Net Asset Value          (0.83)          5.40         7.91        8.51


PRICE PER SHARE
                                     March 31, 1997          December 31, 1996
                                    ----------------         ----------------

      Market Price                      $12.625                   $12.50

      Net Asset Value                     11.85                    12.16


DIVIDEND AND CAPITAL GAIN INFORMATION
For the Three Months Ended March 31, 1997

                                                       Capital Gain
                                              -------------------------------
                  Dividend Paid**             Realized             Unrealized+
                 --------------             ------------           ----------
                      $0.21                    $0.155                $0.529

ANNUAL DISTRIBUTION RATE
The annual distribution rate based on current market price at March 31, 1997, was 6.65%, which is equivalent to a taxable yield of 11.01% based on the maximum federal rate of 39.6%.


      -------------------------------------------------------------------
   * These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  ** Preferred Stockholders were paid dividends at annual rates ranging from 3.40% to 3.60%. Earnings on the Fund's assets in excess of the Preferred dividend requirements constituted dividend income for Common Stockholders.

   + Represents the per share amount of unrealized appreciation of portfolio securities as of March 31, 1997.

--------------------------------------------------------------------------------

                      Seligman Select Municipal Fund, Inc.
                                   Managed by

                                      SWS

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

                     Photo: Courtesy Michigan Travel Bureau


                                                                     CESEL2 3/97

                                    SELIGMAN
===============================================================================

                                     SELECT
================================================================================
                                    MUNICIPAL
                                   FUND, INC.

                                    [PHOTO]

                                      SWS

                              First Quarter Report
                                 March 31, 1997